                                                                  EXHIBIT 10.7.1

                           AMENDMENT NO. 1 AND WAIVER

      THIS AMENDMENT NO. 1 dated as of March 7, 2001 (this "Amendment"), to the Credit Agreement referenced below, is by and among FRIEDMAN'S INC., a Delaware corporation, the subsidiaries and affiliates identified as Guarantors on the signature pages hereto, and Bank of America, N.A., as Administrative Agent. Terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

                             W I T N E S S E T H:

      WHEREAS, a $67.5 million revolving credit facility has been established in favor of Friedman's Inc., a Delaware corporation (the "Borrower") pursuant to the terms of that Credit Agreement dated as of September 15, 1999 (as amended and modified, the "Credit Agreement") among the Borrower, the subsidiaries and affiliates identified therein as Guarantors, the Lenders identified therein, and Bank of America, N.A., as Administrative Agent;

      WHEREAS, the Borrower has requested certain modifications and consents under the Credit Agreement which require the consent of the Required Lenders; and

      WHEREAS, the Required Lenders have consented to the requested modifications and consents on the terms and conditions set forth herein and have authorized the Administrative Agent to enter into this Amendment on their behalf to give effect to this Amendment;

      NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. The Credit Agreement is amended and modified in the following respects:

            (a) A new Section 7.11(d) is hereby added to the Credit Agreement and shall read as follows:

            "(d) Maximum Cash Expenditures. As of the end of each fiscal quarter set forth below, the sum of (1) cash used to finance operating activities of FCJV, L.P., as determined in accordance with GAAP plus (2) gross capital expenditures of FCJV, L.P., as determined in accordance with GAAP, shall not exceed:

            Fiscal Quarter End                  Amount
            ------------------                  ------
            December 31, 2000                 $2,500,000
            March 31, 2001                    $  625,000
            June 30, 2001                     $  675,000
            September 30, 2001                $1,270,000
            December 31, 2001                 $1,300,000
            March 31, 2002
               and thereafter                 $  425,000

      To the extent that the cash used to finance operating activities of FCJV, L.P. during any fiscal quarter does not exceed the amount indicated above corresponding to such fiscal quarter (such excess referred to as the "Excess Amount"), such Excess Amount can be carried forward and used in subsequent fiscal quarters; provided, however, in no event shall the cash used to finance operating activities of FCJV, L.P. exceed (i) $5,000,000 during fiscal year 2001 and (ii) $2,600,000 in fiscal year 2002 plus any unused Excess Amount for fiscal year 2001.

            (b) In Section 8.11, the "or" at the end of subclause (A) is replaced with "," and a new subclause (C) is added immediately after subclause (B) therein to read as follows:

      "or (C) members of the Crescent Consolidated Group (other than Sparkle Insurance Company) can own up to 35% of the Capital Stock of FCJV, L.P. formed solely for the purpose of (a) conducting a joint venture between Friedman's Inc. and Crescent Jewelers for the operation of their respective internet websites,
(b) for retail internet sales of its own jewelry and related products and (c) providing certain customers with purchase financing thereof."

            (c) A new Section 8.14 is hereby added to the Credit Agreement and shall read as follows:

            "8.14 Inventory Classification.

            During any month, the Credit Parties shall not transfer, convert or otherwise reclassify Eligible Inventory having an aggregate fair market value in excess of $2,000,000 into inventory which is leased or consigned unless the Credit Parties provide at least ten Business Day's prior written notice whereof which notification contains satisfactory calculations that, after giving effect to such transaction, the aggregate principal amount of Obligations will not exceed the Borrowing Base."

            (d) In Section 9.1(c)(i), the reference to "8.13" is replaced with "8.14".

            (e) Notwithstanding any provisions to the contrary contained in the Credit Agreement, in Section 7.12 or elsewhere, the Borrower agrees that it will join FCJV Holding Corp. and FCJV, L.P. as Guarantors under the Credit Agreement and as guarantors under the Friedman's Guaranty Agreement.

      2. This Amendment shall become effective immediately upon receipt by the Administrative Agent, each in form and substance satisfactory to the Administrative Agent, of all of the following:

            (a)   the consent of the Required Lenders hereunder;

            (b) duly executed copies of this Amendment from the Borrower and the Guarantors; and

            (c) a copy of the duly executed Amendment under the Crescent Credit Agreement.


      3. Within 15 days following the formation of FCJV Holding Corp. and FCJV, L.P., the Credit Parties shall deliver the following documents to the Administrative Agent, each in form and substance satisfactory to the Administrative Agent:

            (a) duly executed Joinder Agreements from FCJV Holding Corp. and FCJV, L.P. together with the other deliveries required by Guarantors under Sections 7.12 and 7.13 of the Credit Agreement, including a pledge of the Capital Stock in FCJV Holding Corp. and FCJV, L.P.; and

            (b) duly executed joinder agreements to the Friedman's Guaranty Agreement from FCJV Holding Corp. and FCJV, L.P. together with the other deliveries required by guarantors thereunder.

      4. The Borrower hereby represents and warrants in connection herewith that as of the date hereof (after giving effect hereto) (i) the representations and warranties set forth in the Credit Documents are true and correct in all material respects (except those which expressly relate to an earlier date), and
(ii) after the effective date of this Amendment, no Default or Event of Default exists under the Credit Agreement.

      5. The Guarantors join in the execution of this Amendment for the purpose of acknowledging and consenting to the terms of this Amendment and reaffirming their guaranty obligations under the Credit Agreement, as amended and modified hereby.

      6. Except as expressly amended, modified or waived hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents remain in full force and effect.

      7. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of the Administrative Agent's legal counsel.

      8. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

      9. This Amendment shall be deemed to be a contract under, and shall for all purposes be construed in accordance with, the laws of the State of North Carolina.

                  [Remainder of Page Intentionally Left Blank]






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
      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:               FRIEDMAN'S INC.,
                        a Delaware corporation

                        By: /s/ Victor M. Suglia
                           ------------------------------
                        Name: Victor M. Suglia
                        Title: Sr. V.P. & CFO, Secretary and Treasurer

GUARANTORS:             FRIEDMAN'S MANAGEMENT CORP.,
                        a Delaware corporation

                        By: /s/ Victor M. Suglia
                           ------------------------------
                        Name: Victor M. Suglia
                        Title: Sr. V.P. & CFO, Secretary and Treasurer


                        FRIEDMAN'S HOLDING CORP.,
                        a Delaware corporation

                        By: /s/ Victor M. Suglia
                           ------------------------------
                        Name: Victor M. Suglia
                        Title: Sr. V.P. & CFO, Secretary and Treasurer


                        FI STORES LIMITED PARTNERSHIP,
                        a Georgia limited partnership

                        By: Friedman's Inc., its sole general partner

                        By: /s/ Victor M. Suglia
                           ------------------------------
                        Name: Victor M. Suglia
                        Title: Sr. V.P. & CFO, Secretary and Treasurer


                        FRIEDMAN'S FLORIDA PARTNERSHIP,
                        a Florida general partnership

                        By: Friedman's Management Corp., its managing partner

                        By: /s/ Victor M. Suglia
                           ------------------------------
                        Name: Victor M. Suglia
                        Title: Sr. V.P. & CFO, Secretary and Treasurer

ADMINISTRATIVE AGENT:   BANK OF AMERICA, N.A.,
                        As Administrative Agent for and on behalf of the Lenders

                        By: /s/ Chris A. Fields
                           ------------------------------
                        Name: Chris A. Fields
                        Title: Vice President








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